UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2022

Date of Report (Date of earliest event reported)

Lionheart Acquisition Corporation II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39445	84-4117825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LCAPU	The Nasdaq Capital Market LLC
Class A Common Stock, par value $0.0001 per share	LCAP	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	LCAPW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2022, Lionheart Acquisition Corporation II (the “Company”) filed an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Extension Amendment”). The Extension Amendment extends the date by which the Company must consummate its initial business combination from February 18, 2022 to August 18, 2022.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 27, 2022, the Company held a special meeting of the Company’s stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the Extension Amendment extending the date by which the Company must consummate its initial business combination from February 18, 2022 to August 18, 2022 (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Withhold/Abstain
24,245,057	9,282	18,847

Stockholders holding 10,946,369 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $109,469,789 (approximately $10.00 per share) will be removed from the Company’s trust account to pay such stockholders.

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2022

LIONHEART ACQUISITION CORPORATION II

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman, President and Chief Executive Officer

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